Rule 497(e)
Registration Nos. 333-140895 and 811-22019

First Trust Exchange-Traded AlphaDEX® Fund

(the “Trust”)

First Trust Small Cap Value AlphaDEX® Fund

First Trust Small Cap Growth AlphaDEX® Fund

First Trust Mid Cap Value AlphaDEX® Fund

First Trust Mid Cap Growth AlphaDEX® Fund

(each, a “Fund”)

Supplement To each Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

November 1, 2022

Notwithstanding anything to the contrary in each Fund’s prospectus, summary prospectus or statement of additional information, effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of a Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.7000%	Fund net assets up to and including $2.5 billion
0.6825%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.6650%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.6475%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.6300%	Fund net assets greater than $10 billion up to and including $15 billion
0.5950%	Fund net assets greater than $15 billion

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference